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                                                                    EXHIBIT 4.01

     COMMON STOCK                                           COMMON STOCK
     CNVX NUMBER                                               SHARES
                                                         ___________________

INCORPORATED UNDER THE                                 SEE REVERSE FOR CERTAIN
   LAWS OF DELAWARE                                 DEFINITIONS AND RESTRICTIONS
                                     [LOGO]

                                                               CUSIP 13738Y 10 7

THIS CERTIFIES THAT:


IS THE HOLDER OF


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        $.00004 PAR VALUE PER SHARE, OF
    -------------------------CANCERVAX CORPORATION-------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ HAZEL M. AKER                                 /s/ DAVID F. HALE
------------------------                          ------------------------
SENIOR VICE PRESIDENT AND    [CORPORATE SEAL]     PRESIDENT AND
SECRETARY                                         CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
                    MELLON INVESTOR SERVICES LLC  TRANSFER AGENT
                                                  AND REGISTRAR


                                                  AUTHORIZED SIGNATURE


     Keep this certificate in a safe place. If it is lost, stolen, or destroyed the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when sued in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM-  as tenants in common
 TEN ENT-  as tenants by the entireties
  JT TEN-  as joint tenants with
           right of survivorship and
           not as tenants in common
COM PROP-  as community property

UNIF GIFT MIN ACT-_____________________ CUSTODIAN___________________________
                         (CUST)                           (MINOR)

                         under Uniform Gifts to Minors

                         Act________________________________________________
                                        (State)

UNIF TRF MIN ACT-_______ Custodian (until age ____)
                 (Cust)

                 _______ under Uniform Transfer to Minors Act ___________
                 (Minor)                                        (State)
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Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFY NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated: _________________      X ________________________________________________

                              X ________________________________________________
                                NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:  By ___________________________________________________
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                             TO S.E.C. RULE 17Ad-15.